UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 16, 2021

PSYCHEMEDICS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Deleware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

289 Great Road, Acton, Massachusetts 01720
(Address of Principal Executive Offices) (Zip Code)

(978) 206-8220
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On March 16, 2021, the Board of Directors (the "Board") of Psychemedics Corporation elected Robyn Davis as a member of the Board, effective as of March 16, 2021. Ms. Davis' election filled the vacancy created by the passing of A. Clinton Allen in December, 2020.

        Ms. Davis has served as Managing Director of Angel Healthcare Investors LLC, an investment company located in Newton, Massachusetts, since 2000. She serves as a director of Brooks Automation, Inc. (BRKS), a leading global provider of manufacturing automation solutions for the semiconductor industry, and life science sample-based services and solutions for the life sciences market, and a director of Akston Biosciences Corporation, of Beverly, Massachusetts, an early-stage specialty pharmaceutical company that develops novel biologic therapeutics for diabetes and vaccines.

        She will join the Board as an independent member. It is expected that Ms. Davis will be named to the Audit, Nominating, and Compensation Committees of the Board.. Ms. Davis will be compensated and will be eligible to participate in the Company's compensation plans and arrangements in the same manner as the Company's other independent directors, as described in the Company's proxy materials filed with the U.S. Securities and Exchange Commission. In addition, in connection with her appointment as a director, the Company granted to Ms. Davis stock unit awards covering an aggregate of 2,000 shares of the Company's Common Stock.

Item 7.01. Regulation FD Disclosure.

        The Company issued a press release on March 17, 2021 announcing the election of Ms. Davis. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 17, 2021 of Psychemedics Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Date: March 17, 2021	By:	/s/ Andrew Limbek
Andrew Limbek
Vice President, Controller